  EXHIBIT 10.1

SBA Loan #	SBA# 78111772-01 / IBKC Loan #5300782203
SBA Loan Name	LAREDO OIL, INC.
Date	April 28, 2020
Loan Amount	$1,233,656.00
Interest Rate	1.00% Fixed Rate
Borrower	LAREDO OIL, INC.
Lender	IBERIABANK

1.
PROMISE TO PAY: This Loan is being made by Lender to Borrower pursuant to the terms of the Paycheck Protection Program authorized by the Coronavirus Aid, Relief, and Economic Security (CARES) Act (“Program”). In return for the Loan, Borrower promises to pay to the order of Lender the amount of $1,233,656.00 Dollars, interest on the unpaid principal balance, and all other amounts required by this Note.

2.
DEFINITIONS:

“Loan” means the loan evidenced by this Note.
“Loan Documents” means the documents related to this Loan signed by Borrower.
“SBA” means the Small Business Administration, an Agency of the United States of America.

3.
PAYMENT TERMS: Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

(1) The interest rate on the Note will be a fixed rate of 1.00%, simple interest, on the unpaid principal from time to time.
(2) No interest or principal will be due during the first six months after the Loan amount is disbursed, although interest will continue to accrue over this six month deferral period.
(3) After such six-month deferral period and after taking into account any loan forgiveness applicable to the Loan pursuant to the Program, as approved by SBA, any remaining principal and accrued interest will be payable in substantially equal monthly installments on the first day of each month over the remaining 18 month term of the Loan, in the amount provided by Lender.
(4) Lender will apply each installment payment first to accrued interest, then to principal, then to pay any late fees, then to costs of collection.
(5) This Note will mature two (2) years from the date of the Note, at which time all unpaid principal, accrued interest and any other amounts will be due and payable.
(6) The Borrower may prepay the Note in whole or in part at any time without penalty.
(7) If a payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to 5.00% of the unpaid portion of the regularly scheduled payment.

4.
DEFAULT: Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A.
Fails to do anything required by this Note and other Loan Documents;
B.
Defaults on any other loan with Lender;
C.
Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;
D.
Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;
E.
Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note;
F.
Fails to pay any taxes when due;
G.
Becomes the subject of a proceeding under any bankruptcy or insolvency law;
H.
Has a receiver or liquidator appointed for any part of their business or property;
I.
Makes an assignment for the benefit of creditors;
J.
Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note;
K.
Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent;
L.
Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note; or
M.
For any reason it is determined that the Borrower is not eligible to obtain this Loan under the Program or otherwise violates any term or requirement of the Program.

5.
LENDER’S RIGHTS IF THERE IS A DEFAULT: Without notice or demand and without giving up any of its rights, Lender may:

A.
Require immediate payment of all amounts owing under this Note;
B.
Collect all amounts owing from any Borrower; or
C.
File suit and obtain judgment.

6.
LENDER’S GENERAL POWERS: Without notice and without Borrower’s consent, Lender may:

A.
Incur expenses to collect amounts due under this Note and enforce the terms of this Note or any other Loan Document. Among other things, the expenses may include payments for reasonable attorney’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;
B.
Release anyone obligated to pay this Note; and
C.
Take any action necessary to collect amounts owing on this Note.

7.
WHEN FEDERAL LAW APPLIES: When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8.
SUCCESSORS AND ASSIGNS: Under this Note, Borrower includes its successors, and Lender includes its successors and assigns.

9.
GENERAL PROVISIONS:

A.
Borrower waives all suretyship defenses.
B.
Borrower must sign all documents necessary at any time to comply with the Loan Documents.
C.
Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.
D.
Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.
E.
If any part of this Note is unenforceable, all other parts remain in effect.
F.
To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; or did not obtain, perfect, or maintain a lien upon Collateral.
G.
Borrower agrees to modify this Note if requested by Lender in order to comply with the Program requirements and as necessary to ensure this Note is guaranteed by the SBA under the Program. Further, Borrower agrees that if the SBA or the U.S. Department of Treasury issues a form note or other related loan documentation or otherwise specifies documentation requirements with respect to loans made pursuant to the Program it will immediately execute such note and related loan documentation in such form as required to comply with all Program requirements as requested by Lender. If Borrower refuses to sign any such documentation, it hereby appoints Lender as its attorney-in-fact to sign such documentation on its behalf and such documentation will be enforceable as if signed directly by Borrower.

10.
STATE-SPECIFIC PROVISIONS: Except as set forth in Section 7, this Note will be governed by the laws of the state of Louisiana.

11.
Agreement to Conduct Electronic Transactions: The parties expressly agree that the transactions and interactions they have with one another in relation to this document may be conducted by electronic means. Without limiting the generality of the foregoing, the parties expressly agree that this document, and any other instruments, agreements,documents, and communications related to this document or related to the matters addressed in this document (each, inclusive of this document, a "Covered Document"), may be created, generated, sent, communicated, executed, signed, delivered, transmitted, received, retained, stored, authenticated, or otherwise processed, handled, or used by electronic means or in electronic form. In the event that any party hereto signs a Covered Document (including, without limitation, this document) electronically, such party: (a) expressly states that such party has signed such Covered Document in electronic form using an electronic signature, and that such party intends for such party's electronic signature to be such party's signature to such Covered Document, and that by making such electronic signature, such party intends to sign such Covered Document; (b) agrees to the terms of such Covered Document in all respects, just as if such party had signed a paper or other written or tangible version of such Covered Document using a pen or other tangible writing instrument; and (c) agrees that any such Covered Document will be valid for all legal purposes under all applicable law, including, without limitation and as applicable, under the Uniform Electronic Transactions Act as enacted in the state whose governing law governs such Covered Document, and under the Electronic Signatures in Global and National Commerce Act.

12.
BORROWER’S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower. To the extent that Borrower has not delivered a certified borrowing resolution, please have 100% of the owners and directors/managers execute this Note, which execution hereby constitutes approval of this loan; provided that only the Borrower will be liable for the payment of this Note.

LAREDO OIL, INC.

/s/ Bradley E. Sparks

By: Bradley E. Sparks
Its: Chief Financial Officer

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